POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Karl J. Grafe and Mark A. Weiss
as the true and lawful attorney or attorneys-in-fact, with the full power of substitution and revocation, for the undersigned and in
the name, place and stead of the undersigned, in any and all capacities, to execute, on behalf of the undersigned, any and all
statements or reports under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the beneficial ownership
of shares of Common Stock, no par value, of American Financial Group, Inc., including, without limitation, all initial statements of
beneficial ownership on Form 3, all statements of changes in beneficial ownership on Form 4 and all annual statements of changes in
beneficial ownership of securities on Form 5, all successor or similar forms and any and all other documents that may be required,
from time to time, to be filed with the Securities and Exchange Commission, to execute any and all amendments or supplements to any
such statements, reports or forms, and to file the same, with all exhibits thereto, and other documents in connection therewith,
with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and
authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully
and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said
attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact, and each of them, in serving in such capacity at the request of the undersigned, are not assuming any of the responsibilities of the undersigned to comply with Section 16 of the Securities
Exchange Act of 1934 or any other legal requirement. This Power of Attorney shall remain in effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

/s/David L. Thompson, Jr.

Date:  January 26, 2022


Sworn to before me this 26th day of January 2022.


/s/ Karl J. Grafe
Karl J. Grafe